Exhibit 10.6

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated as of this ___ day of June, 2019, by and between Findex.com, Inc., a Nevada corporation with offices located at 1313 South Killian Drive, Lake Park, FL 33403 (the “Company”) and ______________, an individual/entity whose principal residence/place of business is located at _______________________________ (the “Subscriber”) (the Company and the Subscriber may be referred to individually in some instances hereinafter as a “Party,” or jointly as the “Parties”).

WHEREAS, the Subscriber, having performed certain contract and employment related services for the Company throughout the period commencing __________ and continuing through ___________, and not having been paid by the Company for such services to date, is owed an accrued amount by the Company, exclusive of any interest, equal to _____________________ dollars ($_____) for such services as of the date hereof (the “Outstanding Services Obligation”);

WHEREAS, the Parties agree after consideration of the relevant factors (including without limitation those relating to the U.S. Internal Revenue Service Applicable Federal Rate (AFR) that, as of and through the date hereof, the aggregate accrued interest payable on the Outstanding Services Obligation shall be an amount equal to _____________________ dollars ($_____) (such aggregate interest obligation, when combined with the principal debt obligation owing under the Outstanding Services Obligation to be referred to hereinafter as the “Aggregate Debt Obligation”);

WHEREAS, to date, the Aggregate Debt Obligation has not been reduced to any promissory note or other financial instrument or security, negotiable or otherwise;

WHEREAS, the Company, as part of a broader balance sheet restructuring initiative, has offered to the Subscriber (the “Offering”) an opportunity to agree to purchase, in consideration of canceling the Aggregate Debt Obligation, and in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933 (as amended and together with the rules and regulations promulgated thereunder, the “Securities Act”) as well as Rule 506 of Regulation D promulgated thereunder, a warrant to purchase a number of shares of a certain series of Company preferred stock designated by the Company “Series RX-3 Preferred Stock” (the “Preferred Stock”) pursuant to a certificate of designations made a part of the Company’s articles of incorporation through filing with the Nevada Secretary of State as of June 3, 2019 (the “Certificate of Designations”), a copy of which Certificate of Designations is annexed hereto as Exhibit A and made a part hereof, and the Subscriber desires to accept such offer (such warrant, in the form annexed hereto as Exhibit B and made a part hereof, the “Subject Securities”)

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, it is agreed by and between the Company and the Subscriber as follows:

1.       Purchase & Subscription. As of the date hereof, and in consideration of canceling the Aggregate Debt Obligation, the Subscriber hereby agrees to purchase and subscribe for the Subject Securities, and the Company hereby agrees to issue and deliver to the Subscriber, pursuant to exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, the Subject Securities.

2.	Acknowledgments, Representations and Covenants of the Subscriber.

2.1       The Subscriber recognizes that the purchase of the Subject Securities involve a high degree of risk in that (i) the Company is highly speculative, (ii) he/she/it may not be able to liquidate his/her/its investment, and (iii) transferability of the Subject Securities (and/or any of the Preferred Stock for which it is exercisable and/or any Company common stock, par value $0.001 per share [the “Common Stock”)] into which the Preferred Stock is convertible) is extremely limited.

2.2       The Subscriber acknowledges that he/she/it (a) qualifies as an “accredited investor” within the meaning of Rule 501 of Regulation D, (b) has submitted to the Company, either prior to or as of the date hereof, a prospective investor questionnaire in connection with this Subscription Agreement detailing its qualification thereunder (the “Prospective Investor Questionnaire”), (c) has such prior business and investment experience such that he/she/it is independently and fully capable of evaluating the merits and risks of an investment in the Subject Securities (and/or any of the Preferred Stock for which it is exercisable and/or any Common Stock into which the Preferred Stock is convertible), and (d) recognizes the highly speculative nature of any such investment.

2.3       The Subscriber acknowledges that he/she/it (a) has obtained access to and reviewed the Company’s most recent SEC filings, including without limitation its annual report on Form 10-K for the year ended December 31, 2018 and all subsequent quarterly and current reports on Form 10-Q and 8-K respectively (all of which are hereby incorporated by reference as if set forth herein in their entirety), and understands the contents thereof including without limitation any risk factors and other risk-related disclosures included therein, (b) has received copies of all documents and any other information requested by Subscriber from the Company and had an opportunity to ask questions of and receive answers from Company management concerning the Company as well as the terms and conditions of the Offering, and (c) is fully informed regarding the current operations and financial condition of the Company, the administration of its business affairs, and its prospects for the future

2.4       The Subscriber acknowledges that this Offering may involve tax consequences and that he/she/it (a) has received no opinions or representations from the Company in respect of same, and (b) has been advised to retain his/her/its own professional advisors to evaluate the tax and other consequences of an investment in the Subject Securities.

2.5       The Subscriber acknowledges that he/she/it (a) has not been the subject of any general solicitation, including any advertising, by the Company, and (b) is unaware of any general solicitation, including any advertising, by the Company in connection with the Offering or otherwise in relation to the sale of the Subject Securities.

2.6 The Subscriber acknowledges that the purchase price for the Subject Securities has been established based on a valuation for the Company which bears no relationship to the assets or book value of the Company, or any other customary valuation criteria.

2.7       The Subscriber acknowledges that (a) the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) based on the Company’s representations that it is intended to be a nonpublic offering made pursuant to exemption from the registration requirements of the Securities Act, including those under Section 4(a)(2) thereof and Regulation D, (b) any potential resale or other transfer by the Subscriber (or any other holder) of the Subject Securities, or any part thereof, has not been, and is not currently expected by the Company to be, registered under the Securities Act, or the securities laws of any one or more states, (c) the Subject Securities are being purchased for investment purposes and not with a view to any near-term distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring or disposing of such securities in full compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the SEC thereunder or in connection therewith, and applicable state securities laws, and (d) absent any such resale registration, or the availability of an exemption from registration coupled with the proffer of a formal, written opinion of counsel satisfactory to the Company stating that registration is not required under the Securities Act or such state securities laws, each of the Subject Securities will be required to be held indefinitely.

2.8       The Subscriber acknowledges that the certificates to be issued representing the Subject Securities shall bear a legend containing the following or similar words:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY OTHER SECURITIES LAWS. THESE SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF, OR OFFERED FOR TRANSFER, SALE OR OTHER DISPOSITION IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT, AND ANY OTHER APPLICABLE SECURITIES LAWS, OR (ii) AN OPINION OF COUNSEL FOR THE COMPANY THAT A PROPOSED SALE QUALIFIES FOR EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY OTHER APPLICABLE SECURITIES LAWS”.

2.9       The Subscriber acknowledges his/her/its understanding that (a) neither the Subject Securities nor any of the Preferred Stock for which it is exercisable nor any Common Stock into which the Preferred Stock is convertible have been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon his/her/its investment intention, (b) it is the position of the SEC that the statutory basis for such exemption would not be present if his/her/its representation merely meant that his/her/its present intention was to hold such securities for a short period, such as the capital gains period under any tax statutes, for a deferred sale, for a market rise (assuming that a market is maintained, for which no assurance can be provided), or for any other fixed period, and (c) in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his/her/its representation to the Company, and the SEC would likely regard such a sale or disposition as a deferred sale to which such exemptions are not available.

2.10       The Subscriber understands that (a) there is currently a very limited public trading market for the Common Stock, (b) the Common Stock constitutes a “penny stock” for purposes of applicable regulation, (c) Rule 144 promulgated under the Securities Act (“Rule 144”), which provides a “safe harbor” exemption from registration for the resale of certain securities under limited circumstances, currently requires, among other conditions, a minimum six (6) month holding period prior to any resale of any common stock acquired in a non-public offering (such as the Offering) when such common stock is registered as a class under the Securities Exchange Act of 1934 and the issuing company thereof is subject to and current in meeting its reporting obligations thereunder (as the Company is as of the date hereof), (d) the Company is under no obligation to register the resale of any of the Subject Securities, and (e) the Company may, if it determines appropriate in its discretion, permit the transfer of any of the Subject Securities out of its name only if and when any such transfer is registered or when it is determined by the Company to qualify for exemption and any request therefor is accompanied by a formal, written opinion of counsel acceptable to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act and/or of the applicable securities laws of any individual state or other applicable jurisdiction.

2.11       The Subscriber hereby agrees to indemnify and hold harmless the Company, and each of its officers, directors, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses as such are incurred) incurred by each such person in connection with defending or investigating any claims or liabilities, whether or not resulting in any liability to such person to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or not unreasonably alleged untrue statement of the Subscriber of a material fact contained in this Agreement or the Prospective Investor Questionnaire, or (b) arise out of or are based upon any breach of any representation, warranty or agreement of the Subscriber contained herein.

2.12 The Subscriber hereby represents that the address furnished at the end of this Agreement is the address of Subscriber’s principal residence, if an individual, and principal place of business, if an entity.

2.13       If the Subscriber is not a United States person, such Subscriber hereby represents and warrants that (a) it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Subject Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Subject Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of any of the Subject Securities, and (b) his/her/its subscription and payment for, and his/her/its continued beneficial ownership of any of the Subject Securities will not violate any applicable securities or other laws of his/her/its jurisdiction.

3.       Representations of The Company. The Company hereby represents and warrants to the Subscriber as of the date hereof as follows:

(a)       The Company is a corporation duly organized and existing under the laws of the State of Nevada, and has the power to conduct the business which it conducts and proposes to conduct.

(b)       It has full corporate power and authority to (i) carry on its present business as currently conducted, and (ii) own its properties and assets.

(c)       The execution, delivery, and performance of this Agreement, and the issuance and delivery of the Subject Securities by the Company has been duly approved by the board of directors of the Company, and all other actions required to authorize and effect the offer and sale of the Subject Securities has been duly taken.

(d)       The execution, delivery and performance of this Agreement and the issuance and delivery of the Subject Securities to Subscriber do not and will not (i) violate any provision of its articles of incorporation or bylaws, (ii) conflict with or result in the breach of any material provision of, or give rise to a default under, any agreement with respect to indebtedness or of any other material agreement to which the Company is a party or by which it or any of its properties or assets are bound, (iii) conflict with any law, statute, rule or regulation or any order, judgment or ruling of any court or other agency of government to which it is subject or any of its properties or assets may be bound or affected, in each case except where such conflict would not have a material adverse effect on the Company, or (iv) result in the creation or imposition of any lien, charge, mortgage, encumbrance or other security interest or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest) with respect to any present or future assets, revenues or rights to the receipt of income of the Company.

(e)       Upon issuance, the Subject Securities will be validly issued, fully paid and non-assessable, free from all taxes, liens, charges and encumbrances with respect to the issuance thereof, other than taxes, if any, in respect of any transfer occurring contemporaneously with such issuance and other than transfer restrictions imposed under applicable federal and/or state securities laws.

4.       Miscellaneous.

4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company at the address set forth on the first page hereof, and to the Subscriber at his address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

4.2 This Agreement shall not be changed, modified, or amended except by a writing signed by both the Company and the Subscriber.

4.3 This Agreement shall be binding upon and inure to the benefit of the Parties hereto and to their respective heirs, legal representatives, successors, and/or assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior discussions, agreements, and understandings of any and every nature between them, except as may be expressly set forth in the certificates or instruments embodying the Subject Securities (and/or any of the Preferred Stock for which it is exercisable and/or any Common Stock into which the Preferred Stock is convertible) themselves.

4.4 Notwithstanding the place where this Agreement may be executed by either Party, it is agreed that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Florida without regard to principles of conflicts of laws.

4.5 EACH OF THE PARTIES HEREBY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF PALM BEACH, STATE OF FLORIDA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE PARTIES FURTHER AGREE NOT TO BRING ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY OTHER COURT. EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO.

4.6       This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the subject matter hereof, but shall only be binding upon the Company if and when counter-signed by the Company.

4.7       The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

4.8       It is agreed that a waiver by either Party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same Party.

4.9       The subscriber agrees to execute and deliver all such further documents, agreements, and instruments, and take such other and further action, as may be reasonably requested by the Company to carry out the purposes, intent of, and any legal requirements associated with, this Agreement.

4.10       The Company agrees not to disclose the names, addresses, or any other information about the Subscriber, except as may be required by law, advised by counsel, or as otherwise reasonably necessary to conduct its business.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

Subscriber:	Subscription Accepted:
FINDEX.COM, Inc.
- A Nevada Corporation -

By:
Name:		Name:	Steven Malone
Title (if applicable):		Title:	President & Chief Executive Officer

Date:	June __, 2019	Date:	June __, 2019

Address (principal residence):________________________________________________

Social Security or Employer Identification Number of Subscriber:_______________________